Exhibit 99.1

Corporate Overview Oppenheimer Fall Summit – Focused on Specialty Pharma & Rare Disease Companies September 26–27, 2018 1

This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2018 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; the expansion of Cerecor’s drug portfolio, Cerecor’s ability to identify new indications for its current portfolio; and new product candidates that could be in-licensed, and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: risks associated with acquisitions, including the need to quickly and successfully integrate acquired assets and personnel; Cerecor’s cash position and the potential need for it to raise additional capital; reliance on key personnel, including Mr. Greenleaf; drug development costs and timing; and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2 Forward-Looking Statements Cerecor Inc.

This presentation contains two financial metrics (EBITDA and Adjusted EBITDA) that are considered “non-GAAP” financial metrics under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial metrics should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP metrics may differ from similarly titled metrics used by companies. EBITDA reflects GAAP net income adjusted to exclude (i) taxes, (ii) interest expense, (iii) interest income, (iv) amortization of intangibles, (v) depreciation, and (vi) inventory step-up adjustment recognized in earnings. Adjusted EBITDA adjusts EBITDA for specified items that can be highly variable or difficult to predict, and various non-cash items, including (i) share-based compensation expense, (ii) change in fair value of contingent consideration, warrant liability and unit purchase option liability (iii) one-time severance payments, (iv) restructuring costs, (v) acquisition and integration-related expenses, (vi) impairment of intangible assets, (vii) arbitration costs related to the Lachlan transaction, and (viii) sale of CERC 501. The Company views these non-GAAP financial metrics as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial metrics reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial metrics is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial metrics exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly-filed reports in their entirety. 3 Non-GAAP Financial Measures Cerecor Inc.

Transforming Cerecor into a World-Class, Innovation Driven, Bio-Pharmaceutical Company Dedicated to Improving the Lives of Patients and Creating a Healthier World 4

Cerecor Today Building a Robust Biotech Pipeline of Therapies in Neurology, Pediatric and Orphan Rare Diseases While Developing Commercial Capabilities with our Revenue Producing Pediatric Franchise Focused on Research and Development While Building Our Commercial

Investor Highlights Emerging clinical & early-stage pipeline Focus on orphan, neurological & pediatric indications Innovative Pipeline Pediatric portfolio generating positive cash flow Seeking to in-license additional commercial assets Commercial Footprint Fully-integrated commercial and R&D organization New management team with proven track record Transforming CERC 6

7 Overview Management Team 1 Historical Milestones 2 Neurology & Pediatric Rare Disease Pipeline 3 Commercial Pediatric Portfolio 4 Strategic Growth Plans and Outlook 5 Financial Highlights 6

Management Team

Peter S. Greenleaf
President & CEO

20+ years industry experience
- Chairman and CEO, Sucampo Pharmaceuticals
- CEO, Histogenics Corporation
- President, MedImmune Ventures
- Manager, Centocor Biotech (Johnson & Johnson)

Matthew V. Phillips
Chief Commercial Officer

25+ years industry experience
- President and COO of Zylera Pharmaceuticals
- Executive Director, Victory Pharma
- Director, Eisai Co, Ltd.
- Account Manager, Dura Pharmaceuticals, Inc.

Joseph Miller
Chief Financial Officer

20+ years
- Vice President of Finance, Sucampo Pharmaceuticals
- Senior Director of Accounting, Qiagen
- Chief Financial Officer, Eppendorf 5Prime
- Certified Public Accountant

James A. Harrell
EVP Marketing, Investor Relations

25+ years industry experience
- Sr. Vice President | Principal The NSCI Group
- General Manager Specialty Pharmaceuticals, Covidien
- Vice President Marketing Pediatric Infectious Disease, MedImmune
- Sr. Director Marketing IMIDs, Centocor J&J Company
- Hospital Specialist, ATOD Rhone Poulenc Rorer

Dr. Pericles Calias
Chief Scientific Officer

20+ years industry experience
- V.P. Global CMC & Development, Sucampo Pharmaceuticals
- CSO, Pharming Group
- Sr. Director Rare CNS Diseases and Device Lead, Shire plc
- Sr. Director Drug Delivery and Chemistry, Eyetech Pharmaceuticals
- Ph.D., Tufts University, Bioorganic Chemistry

Patrick Crutcher
VP Business Development

8+years industry experience
- Chairman, President at Ichorion Therapeutics
- SVP, Business Development at Vyera Pharmaceuticals
- BD Analyst at Retrophin
- MSc, CPhil in Statistics, UCLA

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9 Historical Milestones 2017 2013 2016 2015 2014 CERC-301 CERC-406 Acquired worldwide rights of two NMDA receptors from Merck CERC-611 Acquired worldwide rights from Eli Lilly CERC-501 Sold to Janssen CERC-501 Acquired worldwide rights from Eli Lilly 2018 CERC-301 Enters Phase 1 study for nOH Acquisition TRx Pharma (Zylera) Acquisition Avadel (AVDL) Pediatric assets Cerecor IPO October 15, 2015 Acquisition Ichorion Rare Disease Pipeline Management Change

Cerecor Evolution

Neurological Disorders	Pediatric Franchise	Pediatric Rare Diseases
Innovative Approaches to CNS Diseases	**FDA-Approved Products**	**505(b)(2) Assets & Platform Chemistry**
• CERC-301 • CERC-406 • CERC-611	• Poly-Vi-Flor® | Tri-Vi-Flor® • Karbinal™ ER • AcipHex® Sprinkle™ • Cefaclor • Flexichamber™ • Millipred® | Veripred® • Ulesfia®	• CERC-801 • CERC-802 • CERC-913
In-Licensed CNS Assets	**Cash Flow Generation**	**Robust R&D Pipeline**

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Six Pipeline Programs

Division	Type	Program	Mechanism of Action	Target Indication	Pre Clinical	Phase 1	Phase 2	Phase 3
Neurology Rare Disease Division	NCE	CERC-301	GluN2B selective, NMDA Receptor antagonist	Neurogenic Orthostatic Hypotension (nOH)				
		CERC-406	Selective, brain penetrant COMT inhibitor (2nd Gen)	Potential motoric and non-motoric symptoms of Parkinson's				
		CERC-611	TARP-γ8 dependent AMPA Receptor antagonist	Potential treatment for partial onset seizures in epilepsy				
Pediatric Division	NCE 505(b)(2)	CERC-801	Substrate replacement therapy	Inborn Error of Metabolism (IEM)				
		CERC-802	Substrate replacement therapy	Inborn Error of Metabolism (IEM)				
	NCE	CERC-913	ProTide nucleotide	Mitochondrial Deficiency Syndromes (MDS)				

CERC-700(s) Four Additional 505(b)(2) Programs utilizing MircoPump and LiquiTime Dosing Technology are also within the Pipeline being developed in conjunction with Avadel Pharmaceuticals in the area of Pediatrics

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Upcoming Clinical Program Milestones

Each program supported by Clinical and/or Genetic Validation

Program	Mechanism-of-Action	Milestone
Neurological Disorders		
CERC-301 Neurogenic Orthostatic Hypotension	NR2B selective NMDA receptor antagonist	Phase I Readout 1H19
CERC-406 Adjunct for Parkinson's Disease	CNS penetrant & selective COMT inhibitor	IND Filing 1H 2020
CERC-611 Partial Onset Seizures	TARP-γ8 dependent AMPA receptor antagonist	Re-prioritization 1H19
Pediatric / Metabolic Disorders		
CERC-801* Inborn Error of Metabolism (IEM)	Substrate replacement therapy	IND Filing 2019
CERC-802* Inborn Error of Metabolism (IEM)	Substrate replacement therapy	IND Filing 2019
CERC-913 Mitochondrial Disorder	ProTide nucleotide	IND Filing 2020

*505(b)(2) Pathway

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Estimated Market Potential Patient Populations

CERC-301

NR2B selective NMDA receptor antagonist for nOH

Entered into Phase 1 clinical study for Neurogenic Orthostatic Hypotension ("nOH") in Parkinson's Patients

nOH	CERC-301 Attributes
• A rare disorder defined as low blood pressure that occurs upon standing • Caused by autonomic vasoconstrictor failure • Estimated 200,000 to 300,000 patients in the U.S. • FDA-Approved Droxidopa (Northera); estimated 2018 revs ~$260mm	• Oral NR2B Antagonist • NR2B specificity reduces ketamine-like side effects • Potential rapid onset of action • Oral formulation




nOH
Multiple System Atrophy (MSA)
Parkinson's disease
Pure autonomic Failure (PAF)
Non-Diabetic neuropathy
Dopamine beta hydroxylase (DBH) deficiency

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Studies1 N Dose (Frequency) Duration BP Effect MRK 001, 002, 003, 004 & 006 CERC 301-200, 201, 203 419 0.1 to 20 mg (fast/fed, daily to once weekly) 1 to 28 days Yes* 15 CERC-301 NR2B selective NMDA receptor antagonist for nOH 1. Studied Populations include: Seasonal Affective Disorder (SAD), Mix Anxiety Depressive Disorder (MAD), Parkinson’s Disease (PD) PKPD and Major Depressive Disorder (MDD) *In all patients studied a positive affect on Blood Pressure has been reported ; except one study in MMD where BP was determined to be an Adverse Event and recorded incorrectly. Dose-dependent increase in SBP Multiple clinical exposures, providing robust safety data & BP effect CERC-301 200 PKPD Enrollment 5 centers currently active in US 7 additional sites active by October Design N = 20, SAD (8, 12, 16 & 20 mg) Double-blind, randomized, pbo-controlled Interim Analysis at 10 patients Endpoints BP effect + symptomatic assessment during a standing test Safety, Tolerability & PK Ongoing Phase 1 in PD patients with nOH -5 0 5 10 15 20 25 30 35 0 2 4 6 8 10 12 14 Change from Baseline, SBP (mmHg) 200-A, 8 mg-Fed 200-A, 12 mg-Fed 200-A, 16 mg-Fed 200-A, 20 mg-Fed

COMT drives the catabolism of dopamine and levodopa Inhibition of dopamine catabolism is used to treat CNS manifestations of Parkinson’s Disease A CNS selective COMT inhibitor presents the opportunity to minimize systemic toxicity associated with 1st generation COMT inhibitors Targeted therapy with clinical biomarker Potential to target individuals with a genotypic predisposition for accelerated dopamine catabolism 16 CERC-406 COMT inhibitor for Parkinson’s Disease COMT inhibitor would serve as adjunct therapy for conditions driven by Dopamine deficiencies Polycystic Kidney Disease Transthyretin Associated Amyloidosis Impulsivity Addiction Restless Leg Syndrome Fibromyalgia Cerecor developed a 2nd Generation CNS selective COMT inhibitor to minimize the liver toxicity associated with the current Central Inhibitor

17 CERC-406 COMT inhibitor for Parkinson’s Disease Preclinical & clinical biomarker for translational proof-of-concept High specificity for COMT expressed in the CNS Good oral bioavailability & brain penetration Acceptable PK profile in rat & dog Low potential for DDIs CERC-406 Attributes

CERC-611

TARP-γ8 dependent AMPA receptor antagonist for partial onset seizures

Phase 1-ready candidate with therapeutic potential for partial onset seizures in patients with epilepsy

Significant Unmet Need

- Epilepsy affects over 65 million patients worldwide
- 30%-40% of patients refractory; high degree of poly-pharmacy common
- All anti-seizure drugs have side effects (e.g. motoric) limiting use and the timely achievement of therapeutic dose levels

Unique Mechanism of Action

- CERC-611 is the first known AMPA receptor antagonist that selectively targets the hippocampus
- AMPA receptors mediate fast synaptic neurotransmission within the CNS and are a proven target for anti-seizure efficacy
- CERC-611 shows lack of motoric impairment at efficacious exposures in animal models of epilepsy

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CERC-800's

Substrate replacement therapies for IEMs

PRV eligible programs capable of indication expansion

CERC-801 — **Multi-system disease manifestation**
CERC-801 leads to significant improvement in key clinical symptoms

CERC-802 — **Life-threatening gastrointestinal disorder**
CERC-802 rapidly resolves hematological & intestinal abnormalities

Ultra-orphan IEMs with serious and life-threatening medical needs

- 500 to 1,000 patients WW per indication
- Significant pediatric morbidity & mortality
- No approved treatments
- Documented efficacy & safety
- Clinical symptoms improve rapidly
- Reduced nonclinical requirements

Qualification	801	802
505(b)(2) NDA Pathway	✓	✓
NCE 5-yrs Exclusivity	✓	✓
*ODD 7-yrs Exclusivity**	✓	✓
Priority Review Voucher Eligible	✓	✓
*EMA ODD 10-yrs Exclusivity**	✓	✓

*Not yet obtained

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CERC-913

ProTide Nucleotide for Mitochondrial Disorder

Overcome key limitations of direct substrate replacement


extracellular
intracellular
stability
Unstable in plasma
Low permeability
permeability
Active Transport
Loss of function
Substrate
CERC-913
Substrate Monophosphate
Phenotypic Rescue
passive diffusion
Stable in plasma
Good permeability
intracellular activation
kinase bypass

CERC-913 Attributes

- *In vitro* proof-of-concept in patient-derived & animal-based disease models
- ProTide similar to advanced clinical candidates and approved drugs
- Metabolite ID & PK profile in dog support translational PKPD

21 Overview Management Team 1 Historical Milestones 2 Neurology & Pediatric Rare Disease Pipeline 3 Commercial Pediatric Portfolio 4 Strategic Growth Plans and Outlook 5 Financial Highlights 6

Building Commercial Capabilities in Pediatrics 1 Chief Commercial Officer 1 EVP Marketing & Investor Relations 3 Regional Sales Managers 1 Director of Sales Training and Operations 1 Director of Trade Sales and Operations 1 Sales Analyst 32 Territory Managers 3 Focused / 8 Promoted Products Cloud-based CRM System Novel SICP Looking towards Territory Expansion Opportunities

23 Pediatric Franchise with Eight Product Lines Cerecor Inc. TRX Pharmaceuticals Avadel Pediatric Assets

Why Pediatrics

Represents a Focused, Defined and Specific Patient Population Treated by One Specialty Segment

- 24.5% of U.S. population is ≤ 18 years of age representing a sizable patient population of 81.5M in 2017
- 85,000 General Pediatricians most in group practices resulting in ~17,000 to 20,000 targets
- 50% of market covered with 30 to 50 Field Based Sales Specialists
- Ease of access and promotionally sensitive
- Series of common diagnosis and treatment approaches

Top 25 Pediatric Codes 2013 AAP Pediatric Coding Newsletter[1]

1. Routine Child Health Examination
2. Acute Upper Respiratory Infection
3. Otitis Media
4. Acute Pharyngitis
5. Asthma
6. Follow-up Exam
7. Allergic Rhinitis
8. Sinusitis
9. Dermatitis
10. Attention-Deficit / Hyperactivity Disorder
11. Cough
12. Viral Infection
13. Streptococcal Sore Throat
14. Bronchitis
15. Conjunctivitis
16. Esophageal Reflux
17. Influenza with Respiratory Manif.
18. Gastroenteritis / Colitis
19. Fever
20. Constipation
21. Vaccination
22. Abdominal Pain
23. Viral Diseases
24. Pneumonia

Our Existing Pediatric Product Portfolio Treats Nearly 75% of the Top 25 Pediatric Diagnosis Codes

ICD-10-CM codes are displayed as 24 code categories that include the 25 diagnoses from the *International Classification of Diseases, Ninth Revision, Clinical Modification* (ICD-9-CM) list (2 otitis media codes were included in ICD-9-CM).

1. AAP pediatric coding newsletter coding.aap.org August 2013

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25 Gross Product Sales Gross Product Sales Last 4 QTR Trend

Net Sales Trend Analysis 26 Financial Metrics: Profit/Loss 1 See Appendix for reconciliation of GAAP Net Income to Adjusted EBITDA. Adjusted EBITDA Trend Analysis1 Full Year FY18 Guidance Net Sales $17 to $19 million Full Year FY18 Guidance Adjusted EBITDA Break-even by fiscal year-end

27 Financial Metrics: Balance Sheet * Includes cash receipts of $25M from Janssen Pharma for the rights of CERC-501 and the subsequent purchase of Zylera/TRx in Q4FY17 Cash Trend Analysis* Total Assets Trend Analysis

28 2019 Growth Plans Cerecor Inc. Build Commercial Excellence Accelerate Business Development Activity Advance Pipeline Grow Market Share Expand Commercial Footprint Acquire/in-license early and late stage commercial-ready or marketed asset(s) CERC-301 1H19 Readout CERC-406 IND 2020 CERC-611 TBD CERC-801 IND Filing 2019 CERC-802 IND Filing 2019 CERC-913 IND Filing 2020 2 3 1

Investor Highlights Emerging clinical & early-stage pipeline Focus on orphan, neurological & pediatric indications Innovative Pipeline Pediatric portfolio generating positive cash flow Seeking to in-license additional commercial assets Commercial Footprint Fully-integrated commercial and R&D organization New management team with proven track record Transforming CERC 29

Cerecor Inc. NASDAQ:CERC www.cerecor.com 30

Appendix 31

32 Adjusted EBITDA Reconciliation